UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 11, 2008

Alliant Energy Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

4902 N. Biltmore Lane, Madison, Wisconsin 53718
(Address of principal executive offices, including zip code)
(608) 458-3311
(Registrant’s telephone number)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        On December 11, 2008, the Board of Directors of Alliant Energy Corporation (the “Company”) approved amendments to the Company’s existing Rights Agreement, dated January 20, 1999, by adopting an Amended and Restated Rights Agreement (the “Rights Agreement”) between the Company and Wells Fargo Bank, N.A., as Rights Agent. The material amendments to the Rights Agreement were (i) to extend the final expiration date of the common share purchase rights (the “Rights”) issued pursuant to the Rights Agreement from January 20, 2009 to December 11, 2018 and (ii) to change the price at which the Rights entitle registered holders to purchase from the Company one-half of a share of common stock of the Company (a “Common Share”) to $110.00 per full Common Share (equivalent to $55.00 for each one-half of a Common Share) from $95.00 per full Common Share (equivalent to $47.50 for each one-half of a Common Share). The amendments to the Rights Agreement are not in response to any specific effort to acquire control of the Company, and the Board of Directors of the Company is not aware of any such effort.

        The Rights will only become exercisable if a person or group has acquired, or announced an intention to acquire, 15% or more of the outstanding Common Shares. The Rights are designed to enable the Company’s shareowners to realize the full long-term value of their investment and to provide for fair and equal treatment for all shareowners in the event that an unsolicited attempt is made to acquire the Company. The Rights are intended to provide the Board of Directors of the Company with sufficient time to consider any and all alternatives to such an action.

        The Rights Agreement is filed herewith as Exhibit 4.1. The foregoing description of the Rights Agreement and changes to the terms of the Rights does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

Item 3.03.	Material Modification to Rights of Security Holders.

        The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(4.1)	Amended and Restated Rights Agreement, dated as of December 11, 2008, between Alliant Energy Corporation and Wells Fargo Bank, N.A. [Incorporated by reference to Exhibit (4.1) to the Registration Statement on Form 8-A/A of Alliant Energy Corporation dated as of December 11, 2008 (Commission File No. 1-9894)]

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: December 11, 2008	By: /s/ Patricia L. Kampling
Patricia L. Kampling
Vice President and Treasurer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated December 11, 2008

Exhibit
Number

(4.1)	Amended and Restated Rights Agreement, dated as of December 11, 2008, between Alliant Energy Corporation and Wells Fargo Bank, N.A. [Incorporated by reference to Exhibit (4.1) to the Registration Statement on Form 8-A/A of Alliant Energy Corporation dated as of December 11, 2008 (Commission File No. 1-9894)]